                                                                      EXHIBIT 5B

ANCHOR NATIONAL                NEW BUSINESS DOCUMENTS         overnight with checks:
LIFE INSURANCE COMPANY         with checks:                   BONPC
1 SunAmerica Center            P.O. Box 100330                1111 Arroyo Parkway
Los Angeles, CA 90067-6022     Pasadena, CA 91189-0001        Suite 150
                                                              Lock Box 100330
                               without checks:                Pasadena, CA 91105                          [ANCHOR NATIONAL LOGO]
                               P.O. Box 54299
                               Los Angeles, CA 90054-0299
[POLARIS CHOICE LOGO]                                                                                   DOMICILE STATE:  ARIZONA
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GROUP PARTICIPANT ENROLLMENT FORM                                                                                 ANG-548 (7/01)
DO NOT USE HIGHLIGHTER. Please print or type.


[A] PARTICIPANT
================================================================================================================================


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LAST NAME                                             FIRST NAME                                            MIDDLE INITIAL


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STREET ADDRESS


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CITY                                                  STATE                                                 ZIP CODE


MO.      DAY      YR.         [ ] M   [ ] F                               (     )
---------------------------  ---------------  --------------------------  --------------------------  --------------------------
DATE OF BIRTH                      SEX        SOC. SEC. OR TAX ID NUMBER  TELEPHONE NUMBER            E-MAIL ADDRESS


--------------------------------------------------------------------------------------------------------------------------------
JOINT PARTICIPANT (If applicable)   LAST NAME                          FIRST NAME                           MIDDLE INITIAL


MO.      DAY      YR.         [ ] M   [ ] F                                                            (     )
---------------------------  ---------------  --------------------------  ---------------------------  -------------------------
DATE OF BIRTH                      SEX        SOC. SEC. OR TAX ID NUMBER  RELATIONSHIP TO PARTICIPANT  TELEPHONE NUMBER


[B]  ANNUITANT (Complete only if different from Participant)
================================================================================================================================


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LAST NAME                                             FIRST NAME                                            MIDDLE INITIAL


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STREET ADDRESS


--------------------------------------------------------------------------------------------------------------------------------
CITY                                                  STATE                                                 ZIP CODE

MO.      DAY      YR.         [ ] M   [ ] F                                                            (     )
---------------------------  ---------------  -------------------------------------------------------  -------------------------
DATE OF BIRTH                      SEX        SOC. SEC. OR TAX ID NUMBER                               TELEPHONE NUMBER


--------------------------------------------------------------------------------------------------------------------------------
JOINT ANNUITANT (If applicable)    LAST NAME                        FIRST NAME                             MIDDLE INITIAL


MO.      DAY      YR.         [ ] M   [ ] F                                                            (     )
---------------------------  ---------------  -------------------------------------------------------  -------------------------
DATE OF BIRTH                      SEX        SOC. SEC. OR TAX ID NUMBER                               TELEPHONE NUMBER


[C] OPTIONAL ELECTIONS(See your financial representative and the prospectus for information about optional elections.)
================================================================================

OPTIONAL DEATH BENEFIT ELECTIONS: This optional benefit may only be chosen at the time of application. Once any Optional Death Benefit is selected, it replaces the standard death benefit in the Certificate and the option cannot be terminated or changed. The Participant may select one Optional Death Benefit from Section I below. If an Optional Death Benefit is selected from Section I, the Participant may also elect the Optional Death Benefit Enhancement in Section II below.

I.  [ ] PURCHASE PAYMENT ACCUMULATION         [ ] MAXIMUM ANNIVERSARY VALUE

        The Optional Death Benefits referenced above are available through the maximum issue age as described in the prospectus.

II. [ ] ESTATEPLUS - OPTIONAL DEATH BENEFIT ENHANCEMENT: This feature is offered as an enhancement to the Optional Death Benefit selected above and is not available if the Optional Death Benefit above is not selected. This option is available through issue age 80 (See the prospectus for details).


[D] BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section.)
================================================================================

                               ------------------------------------------------------------------------------------------
[X] PRIMARY                    LAST NAME             FIRST NAME               M.I.     RELATIONSHIP          PERCENTAGE

                               ------------------------------------------------------------------------------------------
[ ] PRIMARY  [ ] CONTINGENT    LAST NAME             FIRST NAME               M.I.     RELATIONSHIP          PERCENTAGE

                               ------------------------------------------------------------------------------------------
[ ] PRIMARY  [ ] CONTINGENT    LAST NAME             FIRST NAME               M.I.     RELATIONSHIP          PERCENTAGE

ANG-548 (7/01)                      OVER                                   09.01

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GROUP PARTICIPANT ENROLLMENT FORM                          ANG-548 (7/01) SIDE 2
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[E] TYPE OF CERTIFICATE
================================================================================
(If this is a transfer or 1035 Exchange, please complete form (SA-2500RL) and submit it with this Participant Enrollment Form.)

[ ] QUALIFIED PLAN (Minimum $2,000)         Please indicate specific QUALIFIED PLAN type below:
[ ] IRA (tax year_______)                   [ ] IRA Transfer    [ ] IRA Rollover   [ ] Roth IRA
[ ] 401(k)             [ ] 457              [ ] Keogh           [ ] SEP            [ ] TSA
                                            [ ] Other __________________________


[ ] NON-QUALIFIED PLAN (Minimum $10,000)
[ ] Check included with this Application Form for $_____________________________


[F] SPECIFIED ANNUITY DATE
================================================================================

Date annuity payments ("income payments") begin. Must be at least 2 years after the Certificate Date. Maximum annuitization age is the later of the Participant's 95th birthday or 10 years after Certificate Date. Note: If left blank, the Annuity Date will default to the maximum for non-qualified and to 70 1/2 for qualified Certificates.

        Month__________________ Day__________________ Year__________________


[G] SPECIAL FEATURES (Optional)
================================================================================

[ ] SYSTEMATIC WITHDRAWAL: Include Form Number (SA-5550SW) with this Participant
    Enrollment Form.

[ ] PRINCIPAL ADVANTAGE: Check the appropriate fixed account below and specify the other allocations as percentages in section K.

    [ ] 1 Year Fixed    [ ] 3 Year MVA Fixed

[ ] AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section K at the frequency initialed below:

    (Select only one)  _______Quarterly  _______Semi-Annually  ________Annually


[H] TELEPHONE/INTERNET TRANSFERS AUTHORIZATION
================================================================================

I [ ] DO [ ] DO NOT authorize TELEPHONE TRANSFERS, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone or internet transfers. (North Dakota: If no election is made, the Company will assume you do NOT wish to authorize telephone transfers.)

I [ ] DO [ ] DO NOT authorize INTERNET TRANSFERS, subject to the conditions set forth below.

I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Certificate and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone or Internet instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record. For Internet transfers the Company will require proper password or Internet authentication, keep records of all such transactions and send confirmation to the address of record.

Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail? [ ] YES [ ] NO If YES, you MUST indicate Your E-mail Address in the space provided on page 1.


[I] ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company Information; etc.)
================================================================================

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ANG-548 (7/01)

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GROUP PARTICIPANT ENROLLMENT FORM                          ANG-548 (7/01) SIDE 3
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[J] DISCLOSURE NOTICES
================================================================================

THE FOLLOWING FRAUD WARNING APPLIES EXCEPT IN VIRGINIA AND THE STATES NOTED
BELOW.

FRAUD WARNING: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR APPLICANTS IN KENTUCKY: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime.

FOR APPLICANTS IN NEW JERSEY: FRAUD WARNING: Any Person who includes any false information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FOR APPLICANTS IN COLORADO: FRAUD WARNING: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.


[K] INVESTMENT & DCA INSTRUCTIONS (Allocations must be expressed in whole percentages and total allocation must equal 100%)
================================================================================

PAYMENT      DCA TARGET
ALLOCATIONS ALLOCATIONS          PORTFOLIO                               MANAGER                  FIXED ACCOUNT OPTIONS
----------- -----------          ---------                               -------                -------------------------
         STOCK                                                                                  NON-MVA FIXED OPTION
         -----                                                                                  --------------------
       %           %   Alliance Growth                     Alliance Capital Management, L.P.
-------     -------
       %           %   Global Equities                     Alliance Capital Management, L.P.           % 1 yr.
-------     -------                                                                             -------
       %           %   Growth-Income                       Alliance Capital Management, L.P.
-------     -------
       %           %   Nations International Value         Brandes Investment Partners, L.P.    MVA FIXED OPTIONS
-------     -------
       %           %   Davis Venture Value                 Davis Selected Advisers, L.P.
-------     -------
       %           %   Real Estate                         Davis Selected Advisers, L.P.               % 3 yr.
-------     -------                                                                             -------
       %           %   Federated Value                     Federated Investors
-------     -------
       %           %   Goldman Sachs Research              Goldman Sachs Asset Management       DCA OPTIONS AND PROGRAM(*)
-------     -------
       %           %   Nations Marsico Focused Equities    Marsico Capital Management, LLC             % 6 Month DCA Account
-------     -------                                                                             -------  (Monthly Frequency Only)
       %           %   MFS Growth and Income               Massachusetts Financial Services Co.
-------     -------
       %           %   MFS Mid-Cap Growth                  Massachusetts Financial Services Co.
-------     -------
       %           %   International Diversified Equities  Morgan Stanley Investment Mgmt Inc.         % 1 yr. DCA Account
-------     -------                                                                             -------
       %           %   Technology                          Morgan Stanley Investment Mgmt Inc.
-------     -------
       %           %   Emerging Markets                    Putnam Investment Management, Inc.   Frequency (Select one below)
-------     -------
       %           %   International Growth and Income     Putnam Investment Management, Inc.   [ ] Monthly    [ ] Quarterly
-------     -------
       %           %   Putnam Growth                       Putnam Investment Management, Inc.
-------     -------                                                                             (*)DCA Program will begin 30 days
       %           %   Aggressive Growth                   SunAmerica Asset Management Corp.    (if monthly) or 90 days (if
-------     -------                                                                             quarterly) from the date of
       %           %   Blue Chip Growth                    SunAmerica Asset Management Corp.    deposit. Please indicate the
-------     -------                                                                             variable investment target
       %           %   "Dogs" of Wall Street               SunAmerica Asset Management Corp.    account(s) in the spaces provided
-------     -------                                                                             to the left. Total must equal 100%.
       %           %   Growth Opportunities                SunAmerica Asset Management Corp.    The total minimum transfer amount
-------     -------                                                                             is $100. We reserve the right to
       %           %   Van Kampen LIT Emerging Growth      Van Kampen Asset Management, Inc.    adjust the number of transfers in
-------     -------                                                                             order to meet the minimum transfer
       %           %   Van Kampen LIT Comstock             Van Kampen Asset Management, Inc.    amount.
-------     -------
       %           %   Van Kampen LIT Growth and Income    Van Kampen Asset Management, Inc.
-------     -------
       %           %   Capital Appreciation                Wellington Management Co., LLP
-------     -------
       %           %   Growth                              Wellington Management Co., LLP
-------     -------
       %           %   Natural Resources                   Wellington Management Co., LLP
-------     -------
      BALANCED
      --------
       %           %   Asset Allocation                    WM Advisors, Inc.
-------     -------
       %           %   MFS Total Return                    Massachusetts Financial Services Co.
-------     -------
       %           %   SunAmerica Balanced                 SunAmerica Asset Management Corp.
-------     -------
        BOND
        ----
       %           %   Corporate Bond                      Federated Investors
-------     -------
       %           %   Global Bond                         Goldman Sachs Asset Mgmt. Int'l.
-------     -------
       %           %   Nations High Yield Bond             MacKay-Shields Financial Co.
-------     -------
       %           %   High-Yield Bond                     SunAmerica Asset Management Corp.
-------     -------
       %           %   Government & Quality Bond           Wellington Management Co., LLP
-------     -------
        CASH
        ----
       %           %   Cash Management                     Banc of America Capital Mgmt, LLC
-------     -------


ANG-548 (7/01)                      OVER

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GROUP PARTICIPANT ENROLLMENT FORM                          ANG-548 (7/01) SIDE 4
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[L] STATEMENT OF PARTICIPANT
================================================================================

Will this Certificate replace an existing life insurance or annuity contract?
[ ] YES [ ] NO (If yes, please attach transfer forms, replacement forms and indicate the name and Certificate number of the issuing company below.)

                                                     $
--------------------------  -----------------------  ---------------------------
COMPANY NAME                CONTRACT NUMBER          ESTIMATED TRANSFER AMOUNT

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Participant Enrollment Form shall be a part of any Certificate issued by the Company. I VERIFY MY UNDERSTANDING THAT ALL PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE PORTFOLIOS, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF THE RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CERTIFICATE, I UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) TO THE CASH MANAGEMENT PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE 3-YEAR FIXED ACCOUNT OPTIONS ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS AVAILABLE FOR WITHDRAWAL. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR POLARIS CHOICE, INCLUDING THE SUNAMERICA SERIES TRUST, ANCHOR SERIES TRUST, NATIONS SEPARATE ACCOUNT TRUST AND VAN KAMPEN LIFE INVESTMENT TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY MY UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OBJECTIVES AND NEEDS.


Signed at
         ---------------------------------------------------  ------------------
         CITY                         STATE                   DATE


---------------------------------  ---------------------------------------------
PARTICIPANT'S SIGNATURE            JOINT PARTICIPANT'S SIGNATURE (If applicable)


------------------------------------------
REGISTERED REPRESENTATIVE'S SIGNATURE


[M] LICENDED/REGISTERED REPRESENTATIVE INFORMATION
================================================================================

Will this Certificate replace in whole or in part any existing life insurance or annuity contract? [ ] YES [ ] NO

----------------------------------------------------------------------------------------------------  --------------------------
PRINTED NAME OF REGISTERED REPRESENTATIVE                                                             SOCIAL SECURITY NUMBER


--------------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE'S STREET ADDRESS                         CITY                         STATE                        ZIP


                                   (     )
---------------------------------  --------------------------------  --------------------------  -------------------------------
BROKER / DEALER FIRM NAME          REPRESENTATIVE'S PHONE NUMBER     LICENSED AGENT ID NUMBER    REPRESENTATIVE'S E-MAIL ADDRESS

[ ] Option 1  [ ] Option 2  [ ] Option 3  [ ] Option 4 (Check your home office for availability)


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For Office Use Only
Polaris Choice

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ANG-548 (7/01)